EXHIBIT 23.2

                Independent Auditors Consent

Board of Directors
Airborne, Inc.
Seattle, Washington

We consent to the incorporation by reference in the
Registration Statement of Airborne, Inc. and subsidiaries on
Form S-8 of our report, dated February 10, 2000, incorporated by reference in the Annual Report on Form 10-K of Airborne,
Inc. (then known as Airborne Freight Corporation) and
subsidiaries for the year ended December 31, 1999.

                               /s/Deloitte & Touche LLP
                              DELOITTE & TOUCHE LLP

Seattle, Washington
February 8, 2001